Exhibit 10.3

IRREVOCABLE LETTER OF INSTRUCTIONS TO TRANSFER AGENT ASSIGNMENT AGREEMENT

This IRREVOCABLE LETTER OF INSTRUCTIONS TO TRANSFER AGENT ASSIGNMENT AGREEMENT (the “Assignment Agreement”) is effective as of this 1st day of March, 2016 (the “Effective Date”) by and between TYPENEX CO-INVESTMENT, LLC (“Assignor”) and GHS INVESTMENTS, LLC (“Assignee”) (collectively, “Parties”).

WHEREAS, on March 1, 2016, Assignor assigned all right, title and interest in $229,680 in convertible debt owing to Assignor pursuant that certain $560,000 Convertible Promissory Note dated December 3, 2014 (the “Note”) to Assignee (the “Assignment of Debt Agreement”) a copy of which is attached hereto as Exhibit “A”;

WHEREAS, in connection with the Note, Assignor was granted a transfer agent share reserve (the “Share Reserve”) pursuant to that certain Irrevocable Letter of Instructions to Transfer Agent (“Transfer Agent Letter’) dated December 3, 2014, a copy of which is attached hereto as Exhibit “B”;

WHEREAS, in connection with the Assignment of Debt Agreement, Assignor and Assignee desire to have Assignor assign and transfer the rights and interest in the Transfer Agent Letter and the Share Reserve to Assignee which agreement is documented in this Assignment Agreement;

NOW THEREFORE, for good and valuable consideration exchanged, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. ASSIGNMENT. For valuable consideration, the receipt and sufficiency of which is acknowledged, Assignor does hereby irrevocably assign, transfer, sell, convey and deliver to Assignee, its successors and assigns, Assignor’s entire ownership rights, title, interest and priority in and to the Transfer Agent Letter and corresponding Share Reserve, including any right, title or interest to reserved shares thereunder (the “Assignment”).

2. CONSIDERATION. In consideration for the Assignment, Assignee has paid $229,680 to Assignor under the Assignment of Debt Agreement.

3. CLOSING. Per the terms of the Assignment of Debt Agreement and this Assignment Agreement, the $229,680 being paid by Assignee to Assignor will occur upon full execution of the documents by all parties (the “Closing”). It is understood and agreed that the Share Reserve and the rights and obligations associated with the Transfer Agent Letter will not be assigned to Assignee until the Closing has occurred and the consideration has been paid in full.

4. REPRESENTATIONS AND WARRANTIES. Assignor represents, warrants and covenants to Assignee:

a. Assignor has the right, power and authority to enter into this Assignment Agreement;

b. Assignor is the exclusive owner of all right, title and interest in the Share Reserve;

c. The Transfer Agent Letter and Share Reserve is free and clear of any liens, security interests, encumbrances or licenses;

d. Assignor is not subject to any agreement, judgment or order inconsistent with the terms of this Assignment Agreement.

5. ENTIRE AGREEMENT. This Assignment Agreement contains the entire understanding of the parties hereto with respect to its subject matter and supersedes any prior or contemporaneous written or oral agreements, representations or warranties between the parties.

6. AMENDMENT. This Assignment Agreement may only be amended by a written agreement signed by both parties which explicitly adjoins itself to this Assignment Agreement.

7. SEVERABILITY. If any term, provision, covenant or condition of this Assignment Agreement, or the application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, such provision shall be severed from this Assignment Agreement, and the remainder of this Assignment Agreement and such term, provision, covenant or condition as applied to other persons, places and circumstances shall remain in full force and effect.

8. GOVERNING LAW. This Assignment Agreement shall be construed in accordance with the laws of the State of Utah, without regards to principles of conflicts of laws.

IN WITNESS WHEREOF, the Parties have caused this Assignment Agreement to be executed effective as of the day and year first above written.

ASSIGNOR	ASSIGNEE

/s/John Fife	/s/ Mark Grober
Typenex Co-Investment, LLC	GHS Investments, LLC
By: John Fife	By: Mark Grober
Title: Manager	Title: Member

ACKNOWLEDGED AND AGREED BY:

COMPANY:

VAPE HOLDINGS, INC.

/s/ Justin Braune
By: Justin Braune
Title: CEO

TRANSFER AGENT:

ACTION STOCK TRANSFER

/s/ Justeene Blankenship
By: Justeene Blankenship
Title: President

EXHIBIT “A”

[ASSIGNMENT OF DEBT AGREEMENT]

EXHIBIT “B”

[TRANSFER AGENT LETTER]